UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 23, 2013

PERRIGO COMPANY

(Exact name of registrant as specified in its charter)

MICHIGAN	0-19725	38-2799573
(State of other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

515 Eastern Avenue, Allegan, Michigan	49010
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (269) 673-8451

Not Applicable

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

On May 23, 2013, Perrigo Company (the “Company”) provided notice to the NASDAQ Global Select Market (“NASDAQ”) that the Company intends to voluntarily transfer the listing of its common stock, no par value (the “Common Stock”), from NASDAQ to the New York Stock Exchange (“NYSE”). The Common Stock has been approved for listing on the NYSE, and the Company expects that the Common Stock will begin trading on the NYSE on June 6, 2013. The Common Stock will continue to trade under the ticker symbol “PRGO.” Until the transfer of the listing to the NYSE is completed, the Common Stock will continue to be traded on NASDAQ.

A copy of the press release issued by the Company in connection with the transfer of its listing is attached hereto as Exhibit 99.1.

ITEM 9.01.	Financial Statements and Exhibits

(d)	Exhibits

99.1	Press release issued by Perrigo Company on May 23, 2013.

SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PERRIGO COMPANY (Registrant)

Dated: May 23, 2013	By:	/s/ Judy L. Brown
Judy L. Brown Executive Vice President and Chief Financial Officer (Principal Accounting and Financial Officer)

Exhibit Index

Exhibit 99.1 – Press Release issued by Perrigo Company on May 23, 2013.